UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2008

INTELBAHN INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52560
(Commission File Number)

98-0441419
(IRS Employer Identification No.)

314 – 837 West Hastings Street, Vancouver, BC V6C 3N6
(Address of principal executive offices and Zip Code)

604.684.6412
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective July 11, 2008, Intelbahn Inc. furnished a Form 8-K under Item 1.01 to which it would like to make the following amendments to:

Pursuant to the terms of the IT Service Agreement with Andriy Zolotoiy, we have agreed to pay a $35,500.00 non-recoverable retainer and $11,260.00 monthly for the term of the contact. Pursuant to the terms of the IT Service Agreement with Ivan Pankov, we have agreed to pay $250.00 per day for the term of the contract, based on an eight (8) hour work day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELBAHN INC.

/s/ Christine Kilbourn

Christine Kilbourn
President, Treasurer and Director

Date: July 11, 2008